UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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COUPA SOFTWARE INCORPORATED

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Employee Email Message from Robert Bernshteyn, Chief Executive Officer & Chairman

December 12, 2022

To:	Coupa Employees

From:	Robert Bernshteyn

Subject:	Our Next Chapter

All,

I have some important news to share. At the completion of this weekend’s intense negotiations, we have decided to once again become a private company, backed by the team at Thoma Bravo.

This is a thoughtful and positive next step for our company and our community, setting us up to further accelerate our vision for the Business Spend Management category that we’re co-creating.

I ask you to please take a couple of minutes to watch this short VIDEO RECORDING where I share more.

Best,

Rob

—

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, Coupa will file with the SEC and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. INVESTORS AND SECURITYHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that Coupa files with the SEC (when available) from the SEC’s website at www.sec.gov and Coupa’s website at investors.coupa.com. In addition, the proxy statement and other documents filed by Coupa with the SEC (when available) may be obtained from Coupa free of charge by directing a request to Coupa’s Investor Relations at ir@coupa.com.

Participants in the Solicitation

Coupa and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from Coupa’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Coupa in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise will be included in the proxy statement when it is filed with the SEC. You may also find additional information about Coupa’s directors and executive officers in Coupa’s proxy statement for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on April 11, 2022. You can obtain a free copy of this document from Coupa using the contact information above.

Cautionary Note Regarding Forward-Looking Statement

This communication contains forward-looking statements which involve substantial risks and uncertainties and are based on our beliefs and assumptions and on information currently available to us. All statements other than statements of historical facts contained in this communication, including statements regarding the proposed transaction, are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will” or “would,” or the negative of these words or other similar terms or expressions. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this communication and information contained in this communication should not be relied upon as representing our estimates as of any subsequent date.

These statements, and related risks, uncertainties, factors and assumptions, include, but are not limited to: the impact of actions and behaviors of customers, vendors and competitors; technological developments, as well as legal and regulatory rules and processes affecting Coupa’s business; the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into pursuant to the proposed transaction; the possibility that Coupa stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Coupa’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Coupa to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally.

Further information on factors that could cause actual results to differ materially from the results anticipated by Coupa’s forward-looking statements is included in the reports Coupa has filed or will file with the SEC, including Coupa’s Annual Report on Form 10-K for the fiscal year ended January 31, 2022, and Coupa’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2022. These filings, when available, are available on the investor relations section of the Company’s website at investors.coupa.com or on the SEC’s website at www.sec.gov.

Employee Video Statement by Robert Bernshteyn, Chief Executive Officer & Chairman

December 12, 2022

“Coupa’s Next Chapter” (Video transcript)

Hello. As I record this today, I have some really important news to share with all of you. Over this last weekend, Coupa entered into a definitive agreement to become a private company again, backed by Thoma Bravo valuing the company at $81 a share.

So what is the news today? Working with my fellow Board members, with our lead director and as chairman of the Board, we came together with a unanimous belief that this is a great time and a great opportunity for the company and the Business Spend Management community to once again become a private company.

I want you all to know that this was our choice. It was a very thoughtful decision given the macroeconomic environment and given everything that’s going on in the world. This was driven by choice and by no way forced upon us. In fact, we were very much chosen as a best-in-class company amongst a whole host of private equity firms and others that were interested in Coupa.

Ultimately, we negotiated and reached agreement with one of the most prestigious private equity firms in the world. They were incredibly impressed with all of the innovation that we’re doing together, the community that we’re creating, and all of our colleagues around the world that they had a chance to learn about.

Now, as you know, we’re going to continue to be completely open and transparent and keep you up to date as things unfold in coming days, weeks, and months.

So, what does this mean for the company? First of all, this move should help us accelerate our Business Spend Management vision. We’ve proudly cemented our position as a leader in an area where we want to continue to accelerate our leadership position. We also believe that this partnership with Thoma Bravo is going to be beneficial for us. It allows us to invest in our innovation to something that our customers care about.

More than anything, there are real potential synergies with Thoma Bravo. They should help us unlock greater value together, particularly in the areas of payments and the broader office of the CFO, as we just talked about this past Thursday.

We think it’ll help us with our agility because as a private company, we should have the benefit of more flexibility in our decision making on a daily, weekly, quarterly, and annual basis.

It’ll also give us the opportunity to have a longer-term orientation, the freedom to pursue a broader vision, much like we had the opportunity to pursue when we were a private company. In the past, as you all know, we’ve been both a public and private company, and as I shared our last meeting just a few days ago, we’ve been successful in both structures.

Now we have new ownership, but we have the exact same core values. Now, I ask you to stay grounded in those core values as we work through this process and once again, become a private company.

Now what does this mean for you? Well, first of all, it’s business as usual. Tomorrow, I ask you to operate just as you operated last week and the week before. This is an execution business. It’s a business that’s about focusing on results — and none of that changes. You should know their annual focal process around promotions, merit raises, and bonuses will continue, and we’ll be working through that as we get through the holidays and as a company. I urge everyone to work closely to help us close out a really strong fiscal year.

Something to know we are still very much a public company. This deal is likely to be finalized in the first half of 2023. Something you should be aware of. This is important news, and this news could obviously raise anxiety. So let me just say there’s much more information coming the days and weeks ahead of our end of year break. Once we share all of that and we wrap up the year, we’ll look to pick things up back in 2023.

I ask you to be really proud of what we’ve created together, exceptional value, a huge developing community, an incredibly innovative product, and a set of colleagues that are grounded in a common set of values. I’m truly excited about our next chapter together.

Thank you.

—

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, Coupa will file with the SEC and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. INVESTORS AND SECURITYHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that Coupa files with the SEC (when available) from the SEC’s website at www.sec.gov and Coupa’s website at investors.coupa.com. In addition, the proxy statement and other documents filed by Coupa with the SEC (when available) may be obtained from Coupa free of charge by directing a request to Coupa’s Investor Relations at ir@coupa.com.

Participants in the Solicitation

Coupa and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from Coupa’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Coupa in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise will be included in the proxy statement when it is filed with the SEC. You may also find additional information about Coupa’s directors and executive officers in Coupa’s proxy statement for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on April 11, 2022. You can obtain a free copy of this document from Coupa using the contact information above.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements which involve substantial risks and uncertainties and are based on our beliefs and assumptions and on information currently available to us. All statements other than statements of historical facts contained in this communication, including statements regarding the proposed transaction, are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will” or “would,” or the negative of these words or other similar terms or expressions. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this communication and information contained in this communication should not be relied upon as representing our estimates as of any subsequent date.

These statements, and related risks, uncertainties, factors and assumptions, include, but are not limited to: the impact of actions and behaviors of customers, vendors and competitors; technological developments, as well as legal and regulatory rules and processes affecting Coupa’s business; the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into pursuant to the proposed transaction; the possibility that Coupa stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Coupa’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Coupa to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally.

Further information on factors that could cause actual results to differ materially from the results anticipated by Coupa’s forward-looking statements is included in the reports Coupa has filed or will file with the SEC, including Coupa’s Annual Report on Form 10-K for the fiscal year ended January 31, 2022, and Coupa’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2022. These filings, when available, are available on the investor relations section of the Company’s website at investors.coupa.com or on the SEC’s website at www.sec.gov.

Twitter Post by Coupa Software Incorporated

December 12, 2022

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, Coupa will file with the SEC and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. INVESTORS AND SECURITYHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that Coupa files with the SEC (when available) from the SEC’s website at www.sec.gov and Coupa’s website at investors.coupa.com. In addition, the proxy statement and other documents filed by Coupa with the SEC (when available) may be obtained from Coupa free of charge by directing a request to Coupa’s Investor Relations at ir@coupa.com.

Participants in the Solicitation

Coupa and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from Coupa’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Coupa in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise will be included in the proxy statement when it is filed with the SEC. You may also find additional information about Coupa’s directors and executive officers in Coupa’s proxy statement for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on April 11, 2022. You can obtain a free copy of this document from Coupa using the contact information above.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements which involve substantial risks and uncertainties and are based on our beliefs and assumptions and on information currently available to us. All statements other than statements of historical facts contained in this communication, including statements regarding the proposed transaction, are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will” or “would,” or the negative of these words or other similar terms or expressions. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this communication and information contained in this communication should not be relied upon as representing our estimates as of any subsequent date.

These statements, and related risks, uncertainties, factors and assumptions, include, but are not limited to: the impact of actions and behaviors of customers, vendors and competitors; technological developments, as well as legal and regulatory rules and processes affecting Coupa’s business; the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into pursuant to the proposed transaction; the possibility that Coupa stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Coupa’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Coupa to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally.

Further information on factors that could cause actual results to differ materially from the results anticipated by Coupa’s forward-looking statements is included in the reports Coupa has filed or will file with the SEC, including Coupa’s Annual Report on Form 10-K for the fiscal year ended January 31, 2022, and Coupa’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2022. These filings, when available, are available on the investor relations section of the Company’s website at investors.coupa.com or on the SEC’s website at www.sec.gov.

Coupa Employee FAQs

What’s the news?

•	Coupa has entered into a definitive agreement to become a private company again, agreeing to be acquired by Thoma Bravo.

•	Thoma Bravo is one of the world’s most prestigious private equity firms and has been incredibly impressed with our innovation, community, and employees.

•	The Board of Directors was unanimous in the belief that this step is the best opportunity for our company, is in the best interest of our shareholders and our Business Spend Management community.

•	The decision came after a thoughtful and deliberative process to evaluate the best option for the company.

What does this mean for Coupa?

•	For more than a decade, we’ve been building an incredible BSM community and proudly built our position as the market-leading platform in our category.

•	This move will help us accelerate our vision to digitally transform the Office of the CFO.

•	Coupa’s been both a private and a public company, and had success in both structures.

•	While we will eventually have new ownership, Coupa’s values remain the same. We’re grounded in who we are as a company.

Why are we doing this? Why now?

•	The Board determined that the certainty and expanded opportunity in this partnership provides Coupa the best path forward and is in the best interest of our shareholders.

•	As we enter Coupa’s next chapter, we believe Thoma Bravo is a great partner to help us advance our long-term Business Spend Management strategy.

Who is Thoma Bravo? Why is Thoma Bravo acquiring Coupa?

•

Thoma Bravo is a leading private equity investment firm building on a 40+ year history of providing capital and strategic support to experienced management teams and growing software and technology companies.

•

The firm invests in growth-oriented, innovative companies operating in the software and technology sectors. Thoma Bravo collaborates with its portfolio companies to implement operating best practices, drive growth initiatives and make acquisitions intended to accelerate revenue and earnings.

•	Importantly, Thoma Bravo recognizes Coupa’s world-class talent and the strong platform we’ve built, and shares our confidence in the significant opportunities ahead.

What does this mean for me?

•	For AllOfUs right now, it’s business as usual.

•	We operate tomorrow like we operated yesterday, focused on execution

•	The annual focal continues for promotions, merit raises, and bonuses.

•	Each of us needs to continue our work to close our fiscal year strong.

What about my pay, benefits, and Coupa stock?

•	We’re a long way off from any decisions about potential changes to pay and benefits.

•	We’re continuing our annual focal for promotions, merit raises, and bonuses.

•	The merger agreement states that shareholders will receive $81 per share.

•	This would include employees with vested shares and shares purchased through the ESPP.

•	More details will be forthcoming about unvested equity awards.

When will things be finalized?

•	This announcement is just a first step.

•	We expect the transaction to be finalized in the first half of 2023.

•	Until then, we remain a stand-alone, publicly traded company, and it’s business as usual.

What do I do if I’m contacted by the media, investors, or other third parties?

•

Consistent with company policy, please direct any inquiries you receive from the media to Tom Gavin at tom.gavin@coupa.com, and any inquiries you receive from investors or analysts to Steven Horwitz at steven.horwitz@coupa.com.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, Coupa will file with the SEC and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, COUPA’S STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that Coupa files with the SEC (when available) from the SEC’s website at www.sec.gov and Coupa’s website at investors.coupa.com. In addition, the proxy statement and other documents filed by Coupa with the SEC (when available) may be obtained from Coupa free of charge by directing a request to Coupa’s Investor Relations at ir@coupa.com.

Participants in the Solicitation

Coupa and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from Coupa’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Coupa in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise will be included in the proxy statement when it is filed with the SEC. You may also find additional information about Coupa’s directors and executive officers in Coupa’s proxy statement for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on April 11, 2022. You can obtain a free copy of this document from Coupa using the contact information above.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements which involve substantial risks and uncertainties and are based on our beliefs and assumptions and on information currently available to us. All statements other than statements of historical facts contained in this communication, including statements regarding the proposed transaction, are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will” or “would,” or the negative of these words or other similar terms or expressions. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this communication and information contained in this communication should not be relied upon as representing our estimates as of any subsequent date.

These statements, and related risks, uncertainties, factors and assumptions, include, but are not limited to: the impact of actions and behaviors of customers, vendors and competitors; technological developments, as well as legal and regulatory rules and processes affecting Coupa’s business; the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into pursuant to the proposed transaction; the possibility that Coupa stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Coupa’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Coupa to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally.

Further information on factors that could cause actual results to differ materially from the results anticipated by Coupa’s forward-looking statements is included in the reports Coupa has filed or will file with the SEC, including Coupa’s Annual Report on Form 10-K for the fiscal year ended January 31, 2022, and Coupa’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2022. These filings, when available, are available on the investor relations section of the Company’s website at investors.coupa.com or on the SEC’s website at www.sec.gov.

LinkedIn Post by Coupa Software Incorporated

December 12, 2022

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, Coupa will file with the SEC and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. INVESTORS AND SECURITYHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that Coupa files with the SEC (when available) from the SEC’s website at www.sec.gov and Coupa’s website at investors.coupa.com. In addition, the proxy statement and other documents filed by Coupa with the SEC (when available) may be obtained from Coupa free of charge by directing a request to Coupa’s Investor Relations at ir@coupa.com.

Participants in the Solicitation

Coupa and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from Coupa’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Coupa in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise will be included in the proxy statement when it is filed with the SEC. You may also find additional information about Coupa’s directors and executive officers in Coupa’s proxy statement for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on April 11, 2022. You can obtain a free copy of this document from Coupa using the contact information above.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements which involve substantial risks and uncertainties and are based on our beliefs and assumptions and on information currently available to us. All statements other than statements of historical facts contained in this communication, including statements regarding the proposed transaction, are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will” or “would,” or the negative of these words or other similar terms or expressions. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this communication and information contained in this communication should not be relied upon as representing our estimates as of any subsequent date.

These statements, and related risks, uncertainties, factors and assumptions, include, but are not limited to: the impact of actions and behaviors of customers, vendors and competitors; technological developments, as well as legal and regulatory rules and processes affecting Coupa’s business; the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into pursuant to the proposed transaction; the possibility that Coupa stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Coupa’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Coupa to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally.

Further information on factors that could cause actual results to differ materially from the results anticipated by Coupa’s forward-looking statements is included in the reports Coupa has filed or will file with the SEC, including Coupa’s Annual Report on Form 10-K for the fiscal year ended January 31, 2022, and Coupa’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2022. These filings, when available, are available on the investor relations section of the Company’s website at investors.coupa.com or on the SEC’s website at www.sec.gov.